                                                                   EXHIBIT 20.16

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - D


                         MONTHLY SERVICER'S CERTIFICATE




         Accounting Date:                                         July 31, 2000
                                                             -------------------
         Determination Date:                                     August 7, 2000
                                                             -------------------
         Distribution Date:                                     August 15, 2000
                                                             -------------------
         Monthly Period Ending:                                   July 31, 2000
                                                             -------------------


         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of November 1, 1998, among Arcadia Automobile Receivables Trust, 1998-D (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and "AFL", as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meanings assigned them in the Sale and Servicing Agreement.

         Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



   I.     Collection Account Summary

          Available Funds:
                     Payments Received                                                             $4,443,690.64
                     Liquidation Proceeds (excluding Purchase Amounts)                               $364,949.24
                     Current Monthly Advances                                                          73,340.74
                     Amount of withdrawal, if any, from the Spread Account                                 $0.00
                     Monthly Advance Recoveries                                                       (61,364.48)
                     Purchase Amounts-Warranty and Administrative Receivables                              $0.00
                     Purchase Amounts - Liquidated Receivables                                             $0.00
                     Income from investment of funds in Trust Accounts                               $109,254.65
                                                                                                 ----------------
          Total Available Funds                                                                                      $4,929,870.79
                                                                                                                   ================

          Amounts Payable on Distribution Date:
                     Reimbursement of Monthly Advances                                                     $0.00
                     Backup Servicer Fee                                                                   $0.00
                     Basic Servicing Fee                                                             $112,695.29
                     Trustee and other fees                                                                $0.00
                     Class A-1 Interest Distributable Amount                                               $0.00
                     Class A-2 Interest Distributable Amount                                               $0.00
                     Class A-3 Interest Distributable Amount                                         $261,453.07
                     Class A-4 Interest Distributable Amount                                         $254,691.35
                     Noteholders' Principal Distributable Amount                                   $3,745,651.31
                     Amounts owing and not paid to Security Insurer under
                                     Insurance Agreement                                                   $0.00
                     Supplemental Servicing Fees (not otherwise paid to Servicer)                          $0.00
                     Spread Account Deposit                                                          $555,379.78
                                                                                                 ----------------
          Total Amounts Payable on Distribution Date                                                                 $4,929,870.79
                                                                                                                   ================



                                 Page 1 (1998-D)

   II.    Available Funds

          Collected Funds (see V)
                                     Payments Received                                             $4,443,690.64
                                     Liquidation Proceeds (excluding Purchase Amounts)               $364,949.24     $4,808,639.88
                                                                                                 ----------------

          Purchase Amounts                                                                                                   $0.00

          Monthly Advances
                                     Monthly Advances - current Monthly Period (net)                  $11,976.26
                                     Monthly Advances - Outstanding Monthly Advances
                                        not otherwise reimbursed to the Servicer                           $0.00        $11,976.26
                                                                                                 ----------------

          Income from investment of funds in Trust Accounts                                                            $109,254.65
                                                                                                                   ----------------

          Available Funds                                                                                            $4,929,870.79
                                                                                                                   ================

  III.    Amounts  Payable  on  Distribution  Date

            (i)(a)   Taxes due and unpaid with respect to the Trust
                     (not otherwise paid by AFL or the Servicer)                                                             $0.00

            (i)(b)   Outstanding Monthly Advances (not otherwise reimbursed
                     to Servicer and to be reimbursed on the Distribution Date)                                              $0.00

            (i)(c)   Insurance Add-On Amounts (not otherwise reimbursed to                                                   $0.00
                       Servicer)

             (ii)    Accrued and unpaid fees (not otherwise paid by AFL or the
                       Servicer):
                                     Owner Trustee                                                         $0.00
                                     Administrator                                                         $0.00
                                     Indenture Trustee                                                     $0.00
                                     Indenture Collateral Agent                                            $0.00
                                     Lockbox Bank                                                          $0.00
                                     Custodian                                                             $0.00
                                     Backup Servicer                                                       $0.00
                                     Collateral Agent                                                      $0.00             $0.00
                                                                                                 ----------------

           (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                                              $112,695.29

           (iii)(b)  Supplemental Servicing Fees (not otherwise paid to Servicer)                                            $0.00

           (iii)(c)  Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise
                     reimbursed to Servicer)                                                                                 $0.00

             (iv)    Class A-1 Interest Distributable Amount                                                                 $0.00
                     Class A-2 Interest Distributable Amount                                                                 $0.00
                     Class A-3 Interest Distributable Amount                                                           $261,453.07
                     Class A-4 Interest Distributable Amount                                                           $254,691.35

             (v)     Noteholders' Principal Distributable Amount
                                     Payable to Class A-1 Noteholders                                                        $0.00
                                     Payable to Class A-2 Noteholders                                                        $0.00
                                     Payable to Class A-3 Noteholders                                                $1,872,825.66
                                     Payable to Class A-4 Noteholders                                                $1,872,825.65

            (vii)    Unpaid principal balance of the Class A-1 Notes after
                     deposit to the Note Distribution Account of any funds in
                     the Class A-1 Holdback Subaccount (applies only on the
                     Class A-1 Final Scheduled Distribution Date)                                                            $0.00

             (ix)    Amounts owing and not paid to the Security Insurer under
                     Insurance Agreement                                                                                     $0.00
                                                                                                                   ----------------

                     Total amounts payable on Distribution Date                                                      $4,374,491.01
                                                                                                                   ================



                                 Page 2 (1998-D)

   IV.    Calculation of Credit Enhancement Fee ("Spread Account Deposit");
          withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
          Account Shortfall and Class A-1 Maturity Shortfall

          Spread Account deposit:

                     Amount of excess, if any, of Available Funds
                        over total amounts payable (or amount of such
                        excess up to the Spread Account Maximum Amount)                                                $555,379.78

          Reserve Account Withdrawal on any Determination Date:

                     Amount of excess, if any, of total amounts payable over
                        Available Funds (excluding amounts payable under item
                        (vii) of Section III)                                                                                $0.00

                     Amount available for withdrawal from the Reserve Account
                        (excluding the Class A-1 Holdback Subaccount), equal to
                        the difference between the amount on deposit in the
                        Reserve Account and the Requisite Reserve Amount (amount
                        on deposit in the Reserve Account calculated taking into
                        account any withdrawals from or deposits to the Reserve
                        Account in respect of transfers of Subsequent Receivables)                                           $0.00

                     (The amount of excess of the total amounts payable
                        (excluding amounts payable under item (vii) of Section
                        III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account
                        (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection
                        Account.)

                     Amount of withdrawal, if any, from the Reserve Account                                                  $0.00

          Reserve Account Withdrawal on Determination Date for Class A-1 Final
            Scheduled Distribution Date:

                        Amount by which (a) the remaining principal balance of
                        the Class A-1 Notes exceeds (b) Available Funds after
                        payment of amounts set forth in item (v) of Section III                                              $0.00

                        Amount available in the Class A-1 Holdback Subaccount                                                $0.00

                        (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                        Subaccount, and deposited in the Note Distribution
                        Account for payment to the Class A-1 Noteholders)

                        Amount of withdrawal, if any, from the Class A-1
                        Holdback Subaccount                                                                                  $0.00

          Deficiency Claim Amount:

                     Amount of excess, if any, of total amounts payable over
                     funds available for withdrawal from Reserve Amount, the
                     Class A-1 Holdback Subaccount and Available Funds                                                       $0.00

                     (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback
                     Subaccount)

          Pre-Funding Account Shortfall:

                     Amount of excess, if any, on the Distribution Date on or
                     immediately following the end of the Funding Period, of
                     (a) the sum of the Class A-1 Prepayment Amount, the Class
                     A-2 Prepayment Amount, the Class A-3 Prepayment Amount, the
                     Class A-4 Prepayment Amount, over, (b) the amount on deposit
                     in the Pre-Funding Account                                                                              $0.00


          Class A-1 Maturity Shortfall:

                     Amount of excess, if any, on the Class A-1 Final Scheduled
                     Distribution Date, of (a) the unpaid principal balance of
                     the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii)
                     of Section III or pursuant to a withdrawal from the Class
                     A-1 Holdback Subaccount.                                                                                $0.00

         (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
         Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
         A-1 Maturity Shortfall.)



                                 Page 3 (1998-D)

   V.     Collected Funds

          Payments Received:
                                     Supplemental Servicing Fees                                           $0.00
                                     Amount allocable to interest                                   1,479,478.11
                                     Amount allocable to principal                                  2,964,212.53
                                     Amount allocable to Insurance Add-On Amounts                          $0.00
                                     Amount allocable to Outstanding Monthly
                                       Advances (reimbursed to the Servicer prior
                                       to deposit in the Collection Account)                               $0.00
                                                                                                 ----------------

          Total Payments Received                                                                                    $4,443,690.64

          Liquidation Proceeds:
                                     Gross amount realized with respect to
                                       Liquidated Receivables                                         375,164.68

                                     Less: (i) reasonable expenses incurred by
                                        Servicer in connection with the collection
                                        of such Liquidated Receivables and the
                                        repossession and disposition of the
                                        related Financed Vehicles and (ii)
                                        amounts required to be refunded to
                                        Obligors on such Liquidated Receivables                       (10,215.44)
                                                                                                 ----------------

          Net Liquidation Proceeds                                                                                     $364,949.24

          Allocation of Liquidation Proceeds:
                                     Supplemental Servicing Fees                                           $0.00
                                     Amount allocable to interest                                          $0.00
                                     Amount allocable to principal                                         $0.00
                                     Amount allocable to Insurance Add-On Amounts                          $0.00
                                     Amount allocable to Outstanding Monthly
                                     Advances (reimbursed to the Servicer prior
                                       to deposit in the Collection Account)                               $0.00             $0.00
                                                                                                 ----------------  ----------------

          Total Collected Funds                                                                                      $4,808,639.88
                                                                                                                   ================

   VI.    Purchase Amounts Deposited in Collection Account

          Purchase Amounts - Warranty Receivables                                                                            $0.00
                                     Amount allocable to interest                                          $0.00
                                     Amount allocable to principal                                         $0.00
                                     Amount allocable to Outstanding Monthly
                                        Advances (reimbursed to the Servicer
                                        prior to deposit in the Collection Account)                        $0.00

          Purchase Amounts - Administrative Receivables                                                                      $0.00
                                     Amount allocable to interest                                          $0.00
                                     Amount allocable to principal                                         $0.00
                                     Amount allocable to Outstanding Monthly
                                        Advances (reimbursed to the Servicer
                                        prior to deposit in the Collection Account)                        $0.00
                                                                                                 ----------------

          Total Purchase Amounts                                                                                             $0.00
                                                                                                                   ================

  VII.    Reimbursement of Outstanding Monthly Advances

          Outstanding Monthly Advances                                                                                 $114,971.93
                                                                                                                   ================

          Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                                     Payments received from Obligors                                 ($61,364.48)
                                     Liquidation Proceeds                                                  $0.00
                                     Purchase Amounts - Warranty Receivables                               $0.00
                                     Purchase Amounts - Administrative Receivables                         $0.00
                                                                                                 ----------------

          Outstanding Monthly Advances to be netted against Monthly
             Advances for the current Monthly Period                                                                   ($61,364.48)

          Outstanding Monthly Advances to be reimbursed out of
             Available Funds on the Distribution Date                                                                  ($61,364.48)

          Remaining Outstanding Monthly Advances                                                                        $53,607.45

          Monthly Advances - current Monthly Period                                                                     $73,340.74
                                                                                                                   ----------------

          Outstanding Monthly Advances - immediately following the Distribution Date                                   $126,948.19
                                                                                                                   ================



                                 Page 4 (1998-D)

  VIII.   Calculation of Interest and Principal Payments

A.  Calculation of Principal Distribution Amount

          Payments received allocable to principal                                                                   $2,964,212.53
          Aggregate of Principal Balances as of the Accounting Date of all
             Receivables that became Liquidated Receivables
             during the Monthly Period                                                                                 $781,438.78
          Purchase Amounts - Warranty Receivables allocable to principal                                                     $0.00
          Purchase Amounts - Administrative Receivables allocable to principal                                               $0.00
          Amounts withdrawn from the Pre-Funding Account                                                                     $0.00
          Cram Down Losses                                                                                                   $0.00
                                                                                                                   ----------------

          Principal Distribution Amount                                                                              $3,745,651.31
                                                                                                                   ================

B.  Calculation of Class A-1 Interest Distributable Amount

          Class A-1 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
             of principal to Class A-1 Noteholders on such Distribution Date)                             $0.00

          Multiplied by the Class A-1 Interest Rate                                                      5.4820%

          Multiplied by actual days in the period or in the case of the first
             Distribution Date, by 26/360                                                             0.08055556             $0.00
                                                                                                 ----------------

          Plus any unpaid Class A-1 Interest Carryover Shortfall                                                                --
                                                                                                                   ----------------

          Class A-1 Interest Distributable Amount                                                                            $0.00
                                                                                                                   ================

C.  Calculation of Class A-2 Interest Distributable Amount

          Class A-2 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
             of principal to Class A-2 Noteholders on such Distribution Date)                             $0.00

          Multiplied by the Class A-2 Interest Rate                                                       5.564%

          Multiplied by actual days in the period or in the case of the first
             Distribution Date, by 26/360                                                             0.08055556             $0.00
                                                                                                 ----------------

          Plus any unpaid Class A-2 Interest Carryover Shortfall                                                                --
                                                                                                                   ----------------

          Class A-2 Interest Distributable Amount                                                                            $0.00
                                                                                                                   ================

D.  Calculation of Class A-3 Interest Distributable Amount

          Class A-3 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
             of principal to Class A-3 Noteholders on such Distribution Date)                     $54,093,737.78

          Multiplied by the Class A-3 Interest Rate                                                       5.800%

          Multiplied by 1/12 or in the case of the first Distribution Date,
             by 26/360                                                                                0.08333333       $261,453.07
                                                                                                 ----------------

          Plus any unpaid Class A-3 Interest Carryover Shortfall                                                             $0.00
                                                                                                                   ----------------

          Class A-3 Interest Distributable Amount                                                                      $261,453.07
                                                                                                                   ================

E.  Calculation of Class A-4 Interest Distributable Amount

          Class A-4 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
             of principal to Class A-4 Noteholders on such Distribution Date)                     $54,093,737.90

          Multiplied by the Class A-4 Interest Rate                                                       5.650%

          Multiplied by 1/12 or in the case of the first Distribution Date,
             by 26/360                                                                                0.08333333       $254,691.35
                                                                                                 ----------------

          Plus any unpaid Class A-4 Interest Carryover Shortfall                                                             $0.00
                                                                                                                   ----------------

          Class A-4 Interest Distributable Amount                                                                      $254,691.35
                                                                                                                   ================



                                 Page 5 (1998-D)

G.  Calculation of Noteholders' Interest Distributable Amount

          Class A-1 Interest Distributable Amount                                                          $0.00
          Class A-2 Interest Distributable Amount                                                          $0.00
          Class A-3 Interest Distributable Amount                                                    $261,453.07
          Class A-4 Interest Distributable Amount                                                    $254,691.35


          Noteholders' Interest Distributable Amount                                                                   $516,144.42
                                                                                                                   ================

H.  Calculation of Noteholders' Principal Distributable Amount:

          Noteholders' Monthly Principal Distributable Amount:

          Principal Distribution Amount                                                            $3,745,651.31

          The Class A-4 Notes will be entitled to receive 50.00% of the
          Principal Distributable Amount on each Distribution Date. The Class
          A-1, Class A-2 Notes, and Class A-3 Notes are "sequential pay" classes which collectively will receive 50.00% of the Principal Distribution
          Amount on each Distribution Date, first to the principal balance of the Class A-1 Notes until such principal balance is reduced to zero, and then to the principal balance of the Class A-2 Notes until such principal balance is reduced to zero, and then to the principal balance of the Class A-3 Notes until such principal balance is reduced to zero.
                                                                                                                     $3,745,651.31

          Unpaid Noteholders' Principal Carryover Shortfall                                                                  $0.00
                                                                                                                   ----------------

          Noteholders' Principal Distributable Amount                                                                $3,745,651.31
                                                                                                                   ================

I.  Application of Noteholders' Principal Distribution Amount:

          Amount of Noteholders' Principal Distributable Amount payable to Class
          A-1 Notes, Class A-2 Notes, or Class A-3 Notes (see item H above)                               50.00%     $1,872,825.66
                                                                                                 ----------------  ================


          Amount of Noteholders' Principal Distributable Amount payable to Class
          A-4 Notes                                                                                       50.00%     $1,872,825.65
                                                                                                 ----------------  ================


   IX.    Pre-Funding Account

          A.  Withdrawals from Pre-Funding Account:

          Amount on deposit in the  Pre-Funding Account as of the preceding
             Distribution Date or, in the case of the first Distribution Date,
             as of the Closing Date                                                                                          $1.55
                                                                                                                   ----------------
                                                                                                                             $1.55
                                                                                                                   ================

          Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent
             Transfer Date (an amount equal to (a) $0 (the aggregate Principal
             Balance of Subsequent Receivables transferred to the Trust) plus
             (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i)
             the Pre-Funded Amount after giving effect to transfer of
             Subsequent Receivables over (ii) $0))                                                                           $0.00

          Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the January 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
             Account has been reduced to $100,000 or less as of the Distribution
             Date (see B below)                                                                                              $0.00
                                                                                                                   ----------------

          Amount remaining on deposit in the Pre-Funding Account after
             Distribution Date
                                                                                                           $1.55
                                                                                                 ----------------
                                                                                                                             $1.55
                                                                                                                   ================


          B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

          Amount withdrawn from the Pre-Funding Account as a result of the
             Pre-Funded Amount not being reduced to zero on the Distribution
             Date on or immediately preceding the end of the Funding Period.                                                 $0.00



                                 Page 6 (1998-D)

   X.     Reserve Account

          Requisite Reserve Amount:

          Portion of Requisite Reserve Amount calculated with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,

          Product of (x) weighted average of the Class A-1, A-2, A-3, and A-4
          Interest Rates (based on outstanding Class A-1, A-2, A-3, and A-4
          principal balances), divided by 360                                                             5.7250%
          (y) (the Pre-Funded Amount on such Distribution Date)                                             0.00
          (z) (the number of days until the January 1999 Distribution Date)                                    0
                                                                                                                             $0.00
          Less the product of (x) 2.5% divided by 360,                                                    2.500%
          (y) the Pre-Funded Amount on such Distribution Date and,                                          0.00
          (z) (the number of days until the January 1999 Distribution Date)                                    0             $0.00
                                                                                                                   ----------------


          Requisite Reserve Amount                                                                                           $0.00
                                                                                                                   ================

          Amount on deposit in the Reserve Account (other than the Class A-1
             Holdback Subaccount) as of the preceding Distribution Date or, in
             the case of the first Distribution Date, as of the Closing Date                                                 $0.00

          Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1
             Holdback Subaccount) (which excess is to be deposited by the
             Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
             Receivables)                                                                                                    $0.00

          Less: the excess, if any, of the amount on deposit in the Reserve
             Account (other than the Class A-1 Holdback Subaccount) over the
             Requisite Reserve Amount (and amount withdrawn from the Reserve
             Account to cover the excess, if any, of total amounts payable over
             Available Funds, which excess is to be transferred by the Indenture
             Trustee from amounts withdrawn from the Pre-Funding Account in
             respect of transfers of Subsequent Receivables)                                                                 $0.00

          Less: withdrawals from the Reserve Account (other than the Class A-1
             Holdback Subaccount) to cover the excess, if any, of total amount
             payable over Available Funds (see IV above)                                                                     $0.00
                                                                                                                   ----------------

          Amount remaining on deposit in the Reserve Account (other than the
             Class A-1 Holdback Subaccount) after the Distribution Date                                                      $0.00
                                                                                                                   ================

   XI.    Class A-1 Holdback Subaccount:

          Class A-1 Holdback Amount:

          Class A-1 Holdback Amount as of preceding Distribution Date or the
             Closing Date, as applicable,                                                                                    $0.00

          Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
             (the Original Pool Balance after giving effect to the transfer of
             Subsequent Receivables on the Distribution Date or on a Subsequent
             Transfer Date preceding the Distribution Date))                                                                     0

          Less withdrawal, if any, of amount from the Class A-1 Holdback
             Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                               $0.00

          Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
             Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback
             Subaccount to cover a Class A-1 Maturity Shortfall (amount of
             withdrawal to be released by the Indenture Trustee)                                                             $0.00
                                                                                                                   ----------------

          Class A-1 Holdback Subaccount immediately following the Distribution
             Date                                                                                                            $0.00
                                                                                                                   ================

  XII.    Calculation of Servicing Fees

          Aggregate Principal Balance as of the first day of the Monthly
            Period                                                             $108,187,474.13
          Multiplied by Basic Servicing Fee Rate                                          1.25%
          Multiplied by months per year                                              0.08333333
                                                                               -----------------

          Basic Servicing Fee                                                                        $112,695.29

          Less: Backup Servicer Fees                                                                       $0.00

          Supplemental Servicing Fees                                                                      $0.00
                                                                                                 ----------------

          Total of Basic Servicing Fees and Supplemental Servicing Fees                                                $112,695.29
                                                                                                                   ================



                                 Page 7 (1998-D)

  XIII.   Information for Preparation of Statements to Noteholders

              a. Aggregate principal balance of the Notes as of first day of
                    Monthly Period
                                     Class A-1 Notes                                                                         $0.00
                                     Class A-2 Notes                                                                         $0.00
                                     Class A-3 Notes                                                                $54,093,737.78
                                     Class A-4 Notes                                                                $54,093,737.90

              b. Amount distributed to Noteholders allocable to principal
                                     Class A-1 Notes                                                                         $0.00
                                     Class A-2 Notes                                                                         $0.00
                                     Class A-3 Notes                                                                 $1,872,825.66
                                     Class A-4 Notes                                                                 $1,872,825.65

              c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                     Class A-1 Notes                                                                         $0.00
                                     Class A-2 Notes                                                                         $0.00
                                     Class A-3 Notes                                                                $52,220,912.12
                                     Class A-4 Notes                                                                $52,220,912.25

              d. Interest distributed to Noteholders
                                     Class A-1 Notes                                                                         $0.00
                                     Class A-2 Notes                                                                         $0.00
                                     Class A-3 Notes                                                                   $261,453.07
                                     Class A-4 Notes                                                                   $254,691.35

              e. 1. Class A-1 Interest Carryover Shortfall, if any
                    (and change in amount from preceding statement)                                                          $0.00
                 2. Class A-2 Interest Carryover Shortfall, if any
                    (and change in amount from preceding statement)                                                          $0.00
                 3. Class A-3 Interest Carryover Shortfall, if any
                    (and change in amount from preceding statement)                                                          $0.00
                 4. Class A-4 Interest Carryover Shortfall, if any
                    (and change in amount from preceding statement)                                                          $0.00

              f. Amount distributed payable out of amounts withdrawn from or pursuant to:
                     1. Reserve Account                                                                    $0.00
                     2. Spread Account Class A-1 Holdback Subaccount                                       $0.00
                     3. Claim on the Note Policy                                                           $0.00

              g. Remaining Pre-Funded Amount                                                                                 $1.55

              h. Remaining Reserve Amount                                                                                    $0.00

              i. Amount on deposit on Class A-1 Holdback Subaccount                                                          $0.00

              j. Prepayment amounts
                                     Class A-1 Prepayment Amount                                                             $0.00
                                     Class A-2 Prepayment Amount                                                             $0.00
                                     Class A-3 Prepayment Amount                                                             $0.00
                                     Class A-4 Prepayment Amount                                                             $0.00

              k. Prepayment Premiums
                                     Class A-1 Prepayment Premium                                                            $0.00
                                     Class A-2 Prepayment Premium                                                            $0.00
                                     Class A-3 Prepayment Premium                                                            $0.00
                                     Class A-4 Prepayment Premium                                                            $0.00

              l. Total of Basic Servicing Fee, Supplemental Servicing Fees and
                    other fees, if any, paid by the Trustee on behalf of the
                    Trust                                                                                              $112,695.29

              m. Note Pool Factors (after giving effect to distributions on the Distribution Date)
                                     Class A-1 Notes                                                                    0.00000000
                                     Class A-2 Notes                                                                    0.00000000
                                     Class A-3 Notes                                                                    0.94947113
                                     Class A-4 Notes                                                                    0.52220912



                                 Page 8 (1998-D)

  XVI.    Pool Balance and Aggregate Principal Balance

                     Original Pool Balance at beginning of Monthly Period                                          $199,999,998.46
                     Subsequent Receivables                                                                                     --
                                                                                                                   ----------------
                     Original Pool Balance at end of Monthly Period                                                $199,999,998.46
                                                                                                                   ================

                     Aggregate Principal Balance as of preceding Accounting Date                                   $108,187,474.13
                     Aggregate Principal Balance as of current Accounting Date                                     $104,441,822.82



    Monthly Period Liquidated Receivables                                   Monthly Period Administrative Receivables
                                     Loan #                Amount                            Loan #            Amount
                                     ------                ------                            ------            ------
                            see attached listing           $781,438.78                  see attached listing           -
                                                                 $0.00                                             $0.00
                                                                 $0.00                                             $0.00
                                                           ------------                                            -----
                                                           $781,438.78                                             $0.00
                                                           ============                                            =====

 XVIII.   Delinquency Ratio

          Sum of Principal Balances (as of the Accounting Date)
             of all Receivables delinquent more than 30 days with
             respect to all or any portion of a Scheduled Payment
             as of the Accounting Date                                                             $5,789,895.79

          Aggregate Principal Balance as of the Accounting Date                                  $104,441,822.82
                                                                                                 ----------------

          Delinquency Ratio                                                                                            5.54365640%
                                                                                                                       ===========






         IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                        ARCADIA  FINANCIAL  LTD.

                                        By:
                                                -------------------------------

                                        Name:   Cheryl K. Debaro
                                                -------------------------------
                                        Title:  Vice President / Securitization
                                                -------------------------------


                                 Page 9 (1998-D)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - D

                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING JULY 31, 2000

   I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                        $200,000,000

                     AGE OF POOL (IN MONTHS)                                                21

   II.    Delinquency Ratio

          Sum of Principal Balances (as of the Accounting Date) of all
             Receivables delinquent more than 30 days with respect to all or any
             portion of a Scheduled Payment as of the Accounting Date                              $5,789,895.79

          Aggregate Principal Balance as of the Accounting Date                                  $104,441,822.82
                                                                                                 ----------------

          Delinquency Ratio                                                                                             5.54365640%
                                                                                                                   ================


  III.    Average Delinquency Ratio

          Delinquency ratio - current Determination Date                                              5.54365640%

          Delinquency ratio - preceding Determination Date                                            4.69043194%

          Delinquency ratio - second preceding Determination Date                                     4.93468609%
                                                                                                 ----------------


          Average Delinquency Ratio                                                                                     5.05625814%
                                                                                                                   ================


   IV.    Default Rate

          Cumulative balance of defaults as of the preceding Accounting Date                                        $15,860,637.18

                Add: Sum of Principal Balances (as of the Accounting Date) of
                      Receivables that became Liquidated Receivables during
                      the Monthly Period or that became Purchased Receivables
                      during Monthly Period (if delinquent more than 30 days
                      with respect to any portion of a Scheduled Payment at time
                      of purchase)                                                                                     $781,438.78
                                                                                                                   ----------------

          Cumulative balance of defaults as of the current Accounting Date                                          $16,642,075.96

                     Sum of Principal Balances (as of the Accounting Date)
                        of 90+ day delinquencies                                                    1,019,465.79

                                     Percentage of 90+ day delinquencies
                                       applied to defaults                                                100.00%    $1,019,465.79
                                                                                                 ----------------  ----------------

          Cumulative balance of defaults and 90+ day delinquencies as of the
             current Accounting Date                                                                                $17,661,541.75
                                                                                                                   ================



   V.     Cumulative Default Rate as a % of Original Principal Balance
             (plus 90+ day delinquencies)

          Cumulative Default Rate - current Determination Date                                         8.8307709%

          Cumulative Default Rate - preceding Determination Date                                       8.3419565%

          Cumulative Default Rate - second preceding Determination Date                                7.9081617%



                                 Page 1 (1998-D)

   VI.    Net Loss Rate

          Cumulative net losses as of the preceding Accounting Date                                                  $7,729,003.68

                Add: Aggregate of Principal Balances as of the Accounting
                      Date (plus accrued and unpaid interest thereon to the end
                      of the Monthly Period) of all Receivables that became
                      Liquidated Receivables or that became Purchased
                      Receivables and that were delinquent more than 30 days
                      with respect to any portion of a Scheduled Payment as of
                      the Accounting Date                                                            $781,438.78
                                                                                                 ----------------

                     Liquidation Proceeds received by the Trust                                     ($364,949.24)      $416,489.54
                                                                                                 ----------------  ----------------

          Cumulative net losses as of the current Accounting Date                                                    $8,145,493.22

                     Sum of Principal Balances (as of the Accounting Date)
                        of 90+ day delinquencies                                                   $1,019,465.79

                                     Percentage of 90+ day delinquencies applied
                                       to losses                                                           50.00%      $509,732.90
                                                                                                 ----------------  ----------------

          Cumulative net losses and 90+ day delinquencies as of the current
            Accounting Date                                                                                          $8,655,226.12
                                                                                                                   ================




  VII.    Cumulative Net Loss Rate as a % of Original Principal Balance
            (plus 90+ day delinquencies)

          Cumulative Net Loss Rate - current Determination Date                                                          4.3276131%

          Cumulative Net Loss Rate - preceding Determination Date                                                        4.0703208%

          Cumulative Net Loss Rate - second preceding Determination Date                                                 3.8454860%

  VIII.   Other  Information  Provided  to  FSA

              A.     Credit Enhancement Fee information:

                     Aggregate Principal Balance as of the Accounting Date                       $104,441,822.82
                     Multiplied by: Credit Enhancement Fee  (31 bp's) * (30/360)                          0.0258%
                                                                                                 ----------------
                                     Amount due for current period                                                      $26,980.80
                                                                                                                   ================


              B.     Dollar amount of loans that prepaid during the Monthly Period                                   $1,209,002.17
                                                                                                                   ================

                     Percentage of loans that prepaid during the Monthly Period                                        1.15758433%
                                                                                                                   ================


  VIII.   Classic/Premier Loan Detail
                                                                                   Classic           Premier            Total
                                                                                --------------    --------------   ---------------
          Aggregate Loan Balance, Beginning                                     $83,109,235.12    $25,086,804.01   $108,196,039.13
            Subsequent deliveries of Receivables                                         $0.00              0.00              0.00
            Prepayments                                                            (926,015.90)      (282,986.27)    (1,209,002.17)
            Normal loan payments                                                 (1,240,753.88)      (514,456.48)    (1,755,210.36)
            Liquidated Receivables                                                 (579,159.73)      (202,279.05)      (781,438.78)
            Administrative and Warranty Receivables                                                                           0.00
                                                                                ---------------   ---------------  ----------------
          Aggregate Loan Balance, Ending                                        $80,363,305.61    $24,087,082.21   $104,450,387.82
                                                                                ===============   ===============  ================

          Delinquencies                                                          $4,878,206.06        911,689.73     $5,789,895.79
          Recoveries                                                               $268,444.02        $96,505.22       $364,949.24
          Net Losses                                                                310,715.71        105,773.83       $416,489.54



                                 Page 2 (1998-D)

   IX.    Spread Account Information                                                                     $                 %

          Beginning Balance                                                                         $9,736,872.81       9.32277180%

          Deposit to the Spread Account                                                               $555,379.78       0.53175994%
          Spread Account Additional Deposit                                                                 $0.00       0.00000000%
          Withdrawal from the Spread Account                                                           ($4,454.46)     -0.00426502%
          Disbursements of Excess                                                                    ($948,582.05)     -0.90823965%
          Interest earnings on Spread Account                                                          $60,548.11       0.05797305%
                                                                                                  ----------------  ----------------

          Ending Balance                                                                            $9,399,764.19       9.00000013%
                                                                                                  ================  ================


          Specified Balance pursuant to Section 3.03 of the
               Spread Account Agreement among Olympic Financial Ltd.,
               Arcadia Receivables Finance Corp., Financial Security
               Assurance Inc. and Norwest Bank Minnesota, National Association                      $9,399,764.19       9.00000000%
                                                                                                  ================  ================


   X.     Trigger Events

          Cumulative Loss and Default Triggers as of November 1, 1998


                                               Loss                Default         Loss Event      Default Event
            Month                          Performance           Performance       of Default       of Default
            -----                          -----------           -----------       ----------      -------------
               3                              1.05%                  2.11%            1.33%            2.66%
               6                              2.11%                  4.21%            2.66%            5.32%
               9                              3.05%                  6.10%            3.85%            7.71%
              12                              3.90%                  7.79%            4.92%            9.84%
              15                              5.02%                 10.03%            6.34%           12.68%
              18                              6.04%                 12.07%            7.63%           15.25%
              21                              6.93%                 13.85%            8.75%           17.50%
              24                              7.70%                 15.40%            9.73%           19.45%
              27                              8.10%                 16.21%           10.24%           20.47%
              30                              8.43%                 16.86%           10.65%           21.29%
              33                              8.71%                 17.43%           11.01%           22.01%
              36                              8.96%                 17.92%           11.32%           22.63%
              39                              9.08%                 18.15%           11.47%           22.93%
              42                              9.17%                 18.34%           11.58%           23.16%
              45                              9.25%                 18.49%           11.68%           23.36%
              48                              9.31%                 18.62%           11.76%           23.52%
              51                              9.36%                 18.73%           11.83%           23.65%
              54                              9.41%                 18.81%           11.88%           23.76%
              57                              9.44%                 18.88%           11.92%           23.84%
              60                              9.46%                 18.93%           11.95%           23.91%
              63                              9.48%                 18.96%           11.97%           23.95%
              66                              9.49%                 18.98%           11.99%           23.98%
              69                              9.50%                 18.99%           12.00%           23.99%
              72                              9.50%                 19.00%           12.00%           24.00%


          Average Delinquency Ratio equal to or greater than 8.20%                                Yes________       No___X_____

          Cumulative Default Rate (see above table)                                               Yes________       No___X_____

          Cumulative Net Loss Rate (see above table)                                              Yes________       No___X_____

          Trigger Event that occurred as of a prior Determination Date
             is Deemed Cured as of current Determination Date                                     Yes________       No___X_____

   XI.    Insurance Agreement Events of Default

          To the knowledge of the Servicer, an Insurance Agreement
             Event of Default has occurred                                                        Yes________       No___X_____

          To the knowledge of the Servicer, a Capture Event has occurred and be continuing        Yes________       No___X_____

          To the knowledge of the Servicer, a prior Capture Event has been cured by
             a permanent waiver                                                                   Yes________       No___X_____

         IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                        ARCADIA FINANCIAL LTD.

                                        By:
                                             ---------------------------------
                                        Name:  Cheryl K. Debaro
                                               -------------------------------
                                        Title: Vice President / Securitization
                                               -------------------------------



                                 Page 3 (1998-D)